SECURITIES AND EXCHANGE COMMISSION
       WASHINGTON, D.C.  20549




             FORM 8-K

          CURRENT REPORT




  Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
January 27, 1999



   AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)



Indiana             1-6155              35-0416090
(State or Other  (Commission File     (IRS Employer
Jurisdiction of      Number)         Identification
Incorporation)                                 No.)


601 N.W. Second Street, Evansville, IN   47708
(Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:
(812) 424-8031










      Item 5.  Other Events.

     On January 27, 1999, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and twelve-month periods ended December 31, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.  The following Exhibit is filed as part of this Report:

Exhibit
Number   Description


99 Earnings Release issued by American General Finance Corporation on January 27, 1999 regarding certain of its unaudited financial results for the three- and twelve-month periods ended December 31, 1998.

         SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AMERICAN GENERAL FINANCE CORPORATION



Dated: January 28, 1999     By: /s/ GEORGE W. SCHMIDT
                                George W. Schmidt
                                Controller and Assistant Secretary




      EXHIBIT INDEX



Exhibit
Number  Description

99 Earnings Release issued by American General Finance Corporation on January 27, 1999 regarding certain of its unaudited financial results for the three- and twelve-month periods ended December 31, 1998.